UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

SCHEDULE 14C
(Rule 14c-101)

__________________

SCHEDULE 14C INFORMATION STATEMENT
February __, 2024

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☒	Filed by the registrant
☐	Filed by a party other than the registrant
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

MESO NUMISMATICS, INC.
(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

Meso Numismatics, Inc.
433 Plaza Real Suite 275
Boca Raton, Florida 33432
(800) 956-3935

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT
OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Dear Meso Numismatics, Inc., Stockholders:

NOTICE IS HEREBY GIVEN THAT on January 26, 2024, the Board of Directors of Meso Numismatics, Inc., a Nevada corporation (hereinafter the “Company,” “we,” “our”), approved the following actions:

•        To authorize a change in the name of the Company from “Meso Numismatics, Inc.” to “Regenerative Medical Technology Group Inc.” (the “Name Change”); and

•        To decrease the number of authorized shares of common stock of the Company, par value $0.001 per share, from 6,500,000,000 shares to 100,000,000 shares (the “Capital Decrease”).

The Company obtained the written consent of the stockholders holding 1,050,000 shares of issued and outstanding Series AA Preferred Stock, which equals to 67% of the voting power of the Company’s outstanding capital stock, as of January 26, 2024 (the “Majority Stockholders”), to effect the Name Change and the Capital Decrease. Pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Name Change and Capital Decrease will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Securities and Exchange Commission and a copy thereof is mailed to each of the Company’s stockholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change.

THE NAME CHANGE AND THE CAPITAL DECREASE HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE NAME CHANGE AND THE CAPITAL DECREASE NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE NAME CHANGE AND CAPITAL DECREASE. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the Name Change and the Capital Decrease before they occur, in accordance with the requirements of United States Federal Securities Laws. This Information Statement is being mailed on or about February __, 2024 to all of the Company’s stockholders of record as of the close of business on January 26, 2024.

By Order of the Board of Directors.

/s/ Dave Christensen
Name: Dave Christensen
Title: Chief Executive Officer

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

February __, 2024

Meso Numismatics, Inc.
433 Plaza Real Suite 275
Boca Raton, Florida 33432
(800) 956-3935

This Information Statement is distributed to inform our stockholders of action taken without a meeting by the written consent of the holders of a majority of the outstanding voting power of the Company.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished by the Board of Directors of Meso Numismatics, Inc., a Nevada corporation (the “Company”) (the “Board”), to the holders of record at the close of business on January 26, 2024 of the Company’s outstanding capital shares, par value $0.001, pursuant to Rule 14c-2 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nevada Revised Statutes.

The cost of preparing and furnishing this Information Statement will be paid by the Company. We will mail this Information Statement to our registered stockholders and certain beneficial stockholders, when requested by brokerage houses, nominees, custodians, fiduciaries and other similar parties.

This Information Statement informs stockholders of the Name Change and the Capital Decrease approved by written consent by the Board and the Majority Stockholders holding 1,050,000 shares of issued and outstanding Series AA Preferred Stock, which equals 67% of the voting power of the Company’s outstanding capital stock, as of January 26, 2024.

Accordingly, all necessary corporate approvals to effectuate the Name Change and the Capital Decrease have been obtained. The Company is not seeking approval from its remaining stockholders. This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required pursuant to the Exchange Act and the Nevada Revised Statutes of the Name Change and Capital Decrease. Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Name Change and Capital Release will not be effective until twenty (20) days after the date a Definitive Information Statement is filed with the Commission and a copy thereof is mailed to each of our stockholders. The Name Change and Capital Decrease is expected to become effective on or after February __, 2024, or such later date as all conditions and requirements to effectuate the Name Change and Capital Decrease are satisfied. Therefore, this Information Statement is being sent to you for informational purposes only. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER THE NAME CHANGE AND CAPITAL DECREASE. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Company’s stockholders as of the record date are being furnished copies of this Information Statement. This Information Statement is first being mailed or furnished to our stockholders on or about February __, 2024.

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Name Change and Capital Decrease may not be effected until at least twenty (20) calendar days after the mailing of the Definitive Information Statement to the Company’s shareholders. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change.

NOTICE OF ACTION TAKEN PURSUANT TO THE WRITTEN CONSENT OF A STOCKHOLDER HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING CAPITAL STOCK OF MESO NUMISMATICS, INC., DATED JANUARY 26, 2024, IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS.

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that, on January 26, 2024, the Company obtained the written consent of its Board of Directors (the “Board”) and the written consent of the Majority Stockholders holding 1,050,000 shares of issued and outstanding Series AA Preferred Stock, which equals 67% of the voting power of the Company’s outstanding capital stock to effectuate the Name Change and the Capital Decrease.

FORWARD-LOOKING STATEMENTS

This Information Statement and the documents to which we refer you in this Information Statement may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Information Statement that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company’s expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Information Statement are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Information Statement. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company’s public filings with the SEC, which are available to the public at the SEC’s website at www.sec.gov. For additional information, please see the section titled “Where You Can Obtain Additional Information” below.

ACTION BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

In accordance with the Nevada Revised Statutes, as amended, on January 26, 2024, by written consent, the Board adopted resolutions approving an amendment to our Articles of Incorporation, as amended to date (the “Articles of Incorporation”) to effect the Name Change and the Capital Decrease.

To obtain the approval of our stockholders for the Name Change and Capital Decrease, we could have convened a special meeting of our stockholders for the specific purpose of voting on the Name Change and Capital Decrease. However, the Nevada Revised Statutes provide that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action. To eliminate the costs and management time involved in holding a meeting and obtaining proxies and effect the Name Change and Capital Decrease as early as possible in order to accomplish the purposes hereafter described, we elected to utilize the written consent of the Majority Stockholders.

INTRODUCTION

Meso Numismatics, Inc., a Nevada corporation (the “Company”), is providing this Information Statement to you. We encourage you to read this entire Information Statement carefully, any exhibits attached hereto and the documents referred to in this Information Statement. You may obtain additional information about the Company by following the instructions in “Where You Can Obtain Additional Information” below.

The Board and Majority Stockholders have authorized the Name Change and the Capital Decrease. Stockholders have no rights pursuant to the Nevada Revised Statutes, the Company’s Articles of Incorporation, or the Company’s Bylaws, to exercise dissenters’ rights of appraisal with respect to the Name Change or the Capital Decrease.

The Nevada Revised Statutes provide that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. The Nevada Revised Statutes, however, require that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the company. Accordingly, this Information Statement is to provide that notice.

This Information Statement contains a brief summary of the material aspects of the Name Change and the Capital Decrease approved by the Board and the Majority Stockholders.

Voting on the CORPORAT ACTIONS

As of January 26, 2024, there were issued and outstanding 12,493,938 shares of Common Stock, 1,050,000 shares of Series AA Preferred Stock and 9,870 shares of Series DD Preferred Stock.

The holders of common stock are entitled to vote one vote per share. The holders of Series AA Preferred Stock shall have an aggregate vote equal to 67% percent of the total vote on all matters submitted to the stockholders. The holders of the Series DD Preferred Stock shall not be entitled to vote on any matter submitted to the shareholders of the Company for their vote, waiver, release or other action.

Based on the foregoing, as of January 26, 2024, the Majority Stockholders, which held 1,050,000 shares of Series AA Preferred Stock for votes equal to 67% of the voting equity of the Company, has voted in favor of the Name Change and Capital Decrease, thereby satisfying the requirement pursuant to the Nevada Revised Statutes that at least a majority of the voting equity vote in favor of a corporate actions by written consent. The Majority Stockholders are Benito Novas and Dave Christensen.

CORPORATE ACTION
NAME CHANGE

Our Board of Directors and Majority Stockholders approved a corporate name change to “Regenerative Medical Technology Group Inc.” from “Meso Numismatics, Inc.” Management believes that changing our name to Regenerative Medical Technology Group Inc. will give the Company an improved identity.

Our common stock will continue to be quoted on the OTC Markets. We will report our new new trading symbol in a Current Report on Form 8-K once it is established.

EFFECTIVE DATE AND EFFECTS OF THE NAME CHANGE

Pursuant to Rule 14c-2 promulgated pursuant to the Exchange Act, the Name Change will not be effective until at least twenty (20) days after the date on which this Information Statement is filed with the Commission and a copy hereof has been mailed to each of our stockholders. The Company anticipates that this Information Statement will be mailed to our stockholders on or about February __, 2024. Therefore, the Company anticipates that the Name Change will be effective on or about February __, 2024, or such later date as all conditions and requirements to effectuate the Name Change are satisfied. Notwithstanding the foregoing, we must notify the Financial Industry Regulatory Authority of the Name Change by filing the Issuer Company Related Action Notification Form no later than ten (10) days prior to the anticipated effective date of the Name Change.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the our common stock and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Certificate of Amendment to our Articles of Incorporation effectuating the Name Change (the “Certificate”). The Certificate will become effective at the close of business on the date the Certificate is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders.

CORPORATE ACTION
DECREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Company’s Articles of Incorporation, as amended, authorizes the issuance of 6,500,000,000 shares of Common Stock, par value of $0.001 per share, and 11,000,000 shares of preferred stock, par value of $0.001 per share. The Board and Majority Stockholders have authorized the reduction in Common Stock from 6,500,000,000 to 100,000,000 shares.

The Company’s leadership, at the Board’s discretion, plans to file the decrease in authorized shares of common stock with the Secretary of State of Nevada. The decrease in our authorized capital stock will become effective on the date of filing. There is no change with respect to the number of authorized preferred shares.

Purposes of the Decrease in Authorized Shares

The principal purpose of the decrease in authorized shares is to more closely align our capital structure. By implementing the decrease in authorized shares, we will still have a sufficient number of authorized shares of both common stock and preferred stock that will afford us maximum flexibility to issue shares of either class in the future while allowing us to have a proportionate capital structure.

Further, each year, we are required to make franchise tax payments to the State of Nevada in an amount determined, in part, by the total number of shares of stock we are authorized to issue. Therefore, the amount of this tax will be decreased if we reduce the number of authorized shares of our Common Stock (unless before and after such reduction, we are subject to the maximum tax amount).

Effect of the Decrease in Authorized Shares

Once we file the amendment for the decrease in authorized shares of Common Stock, it will have the immediate effect of reducing the total amount of authorized Common Stock. It will have no impact on the number of shares you own.

No Dissenters’ Rights

Under the Nevada Revised Statutes, the Company’s Stockholders are not entitled to dissenters’ rights with respect to the decrease in authorized shares, and the Company will not independently provide Stockholders with any such right.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock owned of record and beneficially by our executive officers, directors and persons who hold 5% or more of the outstanding shares of voting stock of the Company.

The amounts and percentages of our common stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the shareholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our common stock. Except as otherwise indicated, the address of each of the shareholders listed below is: c/o Meso Numismatics, Inc., 433 Plaza Real Suite 275 Boca Raton, Florida 33432.

Applicable percentage ownership is based on 12,493,938 shares of Common Stock outstanding as of the record date, January 26, 2024. In addition, as of January 26, 2024, there were 1,050,000 shares of Series AA Preferred Stock outstanding.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially	Percent of Class	Series AA Preferred Stock Owned Beneficially	Percent of Class
Named Executive Officers and Directors
Dave Christensen			50,000	5%
All Executive Officers and Directors as a group (1 person)			50,000	5%
5% or greater shareholders
Ajene Watson LLC and Digital Asset Monetary Network(1)	1,082,477	8.7%
Benito Novas			1,000,000	95%

____________

(1)      Mr. Ajene Watson has investment and voting control over such shares.

VOTING PROCEDURES

Pursuant to the Nevada Revised Statutes and our governing documents, the affirmative vote of the holders of a majority of the voting power of our capital stock is sufficient to amend our Articles of Incorporation, which vote was obtained by the written consent of the majority voting power as described herein. As a result, the amendment to our Articles of Incorporation has been approved and no additional votes will be needed.

REGULATORY APPROVAL

The Company is not aware of any material governmental or regulatory approval required for completion of the Name Change and Capital Decrease, other than compliance with the relevant federal and state securities laws and the Nevada Revised Statutes.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system. Copies of such filings may also be obtained by writing to Meso Numismatics, Inc., at 433 Plaza Real Suite 275 Boca Raton, Florida 33432 (800) 956-3935.

NO DISSENTERS’ RIGHTS

Pursuant to the Nevada Revised Statutes, none of the the Name Change or Capital Decrease will provide stockholders the opportunity to dissent from the corporation actions and to receive an agreed or judicially appraised value for their shares of our common stock.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at at 433 Plaza Real Suite 275 Boca Raton, Florida 33432 (800) 956-3935.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the actions to be taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors

February __, 2024

/s/ Dave Christensen
Dave Christensen
Chief Executive Officer – Director